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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      JUNE 22, 2000
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-26534                    13-3671221
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(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)



     4 Science Park, New Haven, CT                                     06511
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code:       (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

         On June 22, 2000, Vion Pharmaceuticals, Inc. (the "Company") issued a press release, filed herewith as Exhibit 99.1, relating to an interim evaluation of a Phase III randomized trial of Promycin(R) (porfiromycin) combined with radiotherapy versus radiotherapy alone in patients with non-resectable head and neck cancer. The Company has been informed by its licensee, Boehringer Ingelheim
(BI), Ingelheim, Germany, that the interim evaluation did not meet the pre-determined criteria which would warrant continuation of accrual.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c)  Exhibits.

                  99.1     Press release issued June 22, 2000.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      VION PHARMACEUTICALS, INC.



Date: June 22, 2000           By: /s/ Alan Kessman
                                  -----------------------------------------
                                  Name: Alan Kessman
                                  Title: President and Chief Executive Officer



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EXHIBIT INDEX
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                  99.1     Press release issued June 22, 2000.